EXHIBIT 10.2

SMTP, INC.

Subscription Agreement

This subscription agreement (this “Agreement”) is dated May 18, 2015, by and between SMTP, Inc., a Delaware corporation (the “Company”) and RCTW, LLC, a Delaware limited liability company f/k/a SharpSpring (“RCTW”).  Capitalized terms not otherwise defined in this Agreement will have the meanings given them by the Asset Purchase Agreement (as defined below).

Recitals

WHEREAS, on August 12, 2014, the Company and RCTW entered into an Asset Purchase Agreement (“Asset Purchase Agreement”), under which SMTP purchased and assumed from RCTW, substantially all the assets and certain specified liabilities of RCTW;

WHEREAS, pursuant to Section 2.06 of the Asset Purchase Agreement, the Company will pay RCTW an earn-out payment consisting of (a) $6,000,000 in cash (the “Cash Earn Out”); and (b) up to $4,000,000 in the Company’s common stock (the “Stock Earn Out”), par value $0.001 per share (the “Common Stock”), each amount subject to adjustment, and subject to the terms and conditions as described in the Asset Purchase Agreement; and

WHEREAS, as of the date hereof, the Company has determined that there is a high probability that the SharpSpring product will meet its revenue targets to satisfy a full payout of the earn outs, and as such, the Company by this Agreement is providing its irrevocable notice of its intent to pay in full the Cash Earn Out and Stock Earn Out pursuant to section 2.06 (b) of the Asset Purchase Agreement.

WHEREAS, the Company desires to pre-pay $5,000,000 of the Cash Earn Out (the “Earn-Out Due”).  The Company wishes to, and RCTW agrees to, satisfy $3,000,000 of the total Earn-Out Due by issuing Common Stock to RCTW in satisfaction of the corresponding amount of Earn-Out Due under the Asset Purchase Agreement.

WHEREAS, the remaining $1,000,000 of the Cash Earn Out and the Stock Earn Out shall be paid out in full, with such payments being made on the date specified by the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

1.

Issuance of Common Stock in Satisfaction of Partial Earn-Out Due.

a.

The Earn-Out Components are deemed earned in full and without adjustment and, except as provided below, will be paid to RCTW by April 15, 2016.

b.

Upon closing of the currently contemplated equity financing, the Company agrees to issue to RCTW 545,455 shares of Common Stock of the Company at a price of $5.50 per share (the “Per Share Price”), for an aggregate value of $3,000,000, which is in satisfaction of an equal amount of the Earn-Out Due payable by the Company to RCTW under the Asset Purchase Agreement.  The total number of shares of Common Stock issuable to RCTW hereunder (the “Shares”) equals: (x) $3,000,000, divided by (y) the Per Share Price, rounded to a whole number of shares., Section 6.17 of the Asset Purchase Agreement will apply to the Shares, provided that the Shares will be registered along with and at the same time as the shares issued pursuant to the Stock Earn Out.

RCTW agrees to accept the Shares in satisfaction of $3,000,000 of the Earn-Out Due.

Upon closing of the currently contemplated equity financing, the Company agrees to pay $2,000,000 in cash (the “Cash Amount”) to RCTW in satisfaction of the remaining $2,000,000 of the Earn-Out Due.

The completion of the issuance of the Shares (the “Closing”) shall occur within three business days of the date hereof.  Upon the execution of this Agreement, the Company shall cause the Shares to be issued to RCTW with the delivery of the Shares to be made pursuant to the instructions set forth on the signature page attached hereto under the heading “Share Instructions”, and upon such delivery, $3,000,000 of the Earn-Out Due shall be deemed to have been satisfied in full.  The Company will pay the Cash Amount on the earlier of (i) the settlement of the Company’s currently contemplated equity financing, or (ii) the seventh calendar day following the date hereof.

2.

Restricted Securities.

RCTW understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely.  The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AGREEMENT PURSUANT TO WHICH THE HOLDER SHALL NOT SELL, OFFER, PLEDGE, CONTRACT TO SELL, GRANT ANY OPTION OR CONTRACT TO PURCHASE, PURCHASE ANY OPTION OR CONTRACT TO SELL, GRANT ANY RIGHT OR WARRANT TO PURCHASE, LEND OR OTHERWISE TRANSFER OR ENCUMBER, DIRECTLY OR INDIRECTLY, ANY SHARES OR ANY OTHER SECURITIES OF THE COMPANY, NOR SHALL THE HOLDER ENTER INTO ANY SWAP, HEDGING OR OTHER ARRANGEMENT THAT TRANSFERS TO ANOTHER, IN WHOLE OR IN PART, ANY OF THE ECONOMIC CONSEQUENCES OR OWNERSHIP OF ANY SHARES OR OTHER SECURITIES OF THE COMPANY THROUGH APRIL 10, 2016.

SMTP will remove the immediately preceding legend related to the Lock Up agreement promptly on RCTW’s request made after April 10, 2016.

3.

Accredited Investor.

RCTW represents and warrants to the Company that it is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act.

4.

Lock-Up.

RCTW hereby agrees that RCTW shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Shares or any other securities of the Company, nor shall RCTW enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares or other securities of the Company through April 10, 2016.

7.

Termination.

If for any reason the currently contemplated equity financing does not close by May 20, 2015, RCTW may terminate this Agreement by written notice given at any time before the financing closes.

6.

Miscellaneous.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company:  as set forth on the signature page hereto.

To RCTW:  as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription Agreement.

SMTP, INC.

	By:	____________________________________
Name:
Number of Shares: 545,455 Price per Share: $5.50 Aggregate Value of the Shares: $3,000,000		Title: Address for Notice: 10 Tara Boulevard, Suite 430 Nashua, New Hampshire 03062 877-705-9362

RCTW, LLC

By: ________________________________________
Name:
Title: Address for Notice: 8810 SW 115th Ave Gainesville Florida 32608 United States

☐ BOOK ENTRY OF SHARES
Shares to be issued in the name of RCTW and held by the transfer agent

☐ PHYSICAL DELIVERY OF CERTIFICATES
Share Instructions:

Name in which Shares should be issued: _______________________________________

Address for delivery:

c/o  _______________________________

Street:   ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: _____________________